Exhibit 10.5

                                VOTING AGREEMENT


            This Voting  Agreement  ("Agreement") is entered into as of this 6th day of May, 1997 by and among Warburg, Pincus Capital Company, L.P. ("Capital Company"), Warburg, Pincus Capital Partners L.P. ("Capital Partners"), Warburg, Pincus Investors, L.P.("Investors" and together with Capital Company and Capital Partners, "Warburg, Pincus") and Journal Register Company, a Delaware Corporation (the "Company").


                               W I T N E S S E T H


            WHEREAS, Warburg, Pincus owns in the aggregate 37,864,177 shares of common stock, par value $.01 per share, of the Company, such stock representing in excess of 50% of the voting power of the Company's voting stock;

            WHEREAS, the parties hereto have been advised by the Company's independent public accountants that pooling of interests accounting treatment is generally unavailable for a transaction involving a company that within two years prior to the transaction had a stockholder that controlled more than 50% of the voting power of such company; and

            WHEREAS, the parties have been further advised by the Company's independent public accountants that upon execution of this Agreement, Warburg, Pincus will be deemed to have divested itself of voting power in excess of the 50% limitation for the purposes of the pooling of interests accounting rules referred to above;

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, the parties hereto, intending to be legally bound, agree as follows:

      1.    VOTING

            At any time when a matter is brought to the vote of the Company's stockholders and Warburg, Pincus beneficially owns shares of the Company voting stock representing more than 50% of the voting power of the Company's shares entitled to vote on such matter (the "Limit"), then:

            (a)   Warburg,  Pincus  may  vote  shares  up to  the   Limit in its
discretion; and

            (b) Warburg, Pincus shall vote shares beneficially owned by it in excess of the Limit in the same proportion as the shares voted by holders other than Warburg, Pincus are voted on such matter.

      2.    AMENDMENT OR TERMINATION

            Except as set forth in paragraph 3 below, this Agreement may not be amended or terminated without the concurrence of a majority of the votes of the shares of the Company's voting stock voting on the matter at a meeting duly called other than shares of Company's voting stock beneficially owned by Capital Company, Capital Partners or Investors.

      3.    ADDITIONAL RIGHT TO TERMINATION

            This Agreement shall also be terminated by Warburg, Pincus on the one hand, or the Company, on the other hand, if either shall have received an opinion from a certified public accounting firm (i) contrary to the advice referred to in the third "Whereas" clause hereto and such opinion is delivered to all the parties hereto or (ii) if APB 16 has been amended, revised, revoked or superseded such that pooling of interest accounting treatment is no longer available under United States generally accepted accounting principles.

      4.    COUNTERPARTS

            This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      5.    NOTICES

                  All notices, requests, demands and other communications under this Agreement shall be in writing, shall be given by one of the methods specified below, and shall be deemed to have been duly given, (i) on the date of service if served personally on the party to whom notice is to be given, (ii) on the second business day after delivery to an overnight courier service, provided receipt of delivery has been confirmed, or (iii) upon receipt by the transmitting party of confirmation or answer-back if delivery is by telex or telefax.

            If to Capital Company, Capital Partners or Investors:

            c/o Warburg, Pincus & Co.
            466 Lexington Avenue
            New York, New York 10017
            Attention     Douglas M. Karp
            Telephone:    (212) 878-0600
            Facsimile:    (212) 878-9351

            If to the Company:

            Journal Register Company
            State Street Square
            50 West State Street
            Trenton, New Jersey 08608-1298
            Attention:    Robert M. Jelenic
            Telephone:    (609) 396-2200
            Facsimile:      (609) 396-8731

      6.    GOVERNING LAW

            This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

                  IN WITNESS WHEREOF, the parties to this Agreement have duly executed it as of the date set forth above.


                                          WARBURG, PINCUS CAPITAL
                                                COMPANY, L.P.


                                          By: /S/ GARY D. NUSBAUM
                                              ----------------------------------
                                          Name:
                                          Title:

                                          WARBURG, PINCUS CAPITAL
                                                PARTNERS, L.P.


                                          By: /S/GARY D. NUSBAUM
                                              ----------------------------------
                                          Name:
                                          Title:

                                          WARBURG, PINCUS INVESTORS,
                                                 L.P.


                                          By: /S/ GARY D. NUSBAUM
                                              ----------------------------------
                                          Name:
                                          Title:

                                          JOURNAL REGISTER COMPANY


                                          By: /S/ JEAN B. CLIFTON
                                              ----------------------------------
                                          Name:
                                          Title: